SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2003

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Item 9.     Regulation FD Disclosure.

Pursuant to Regulation FD, PECO II, Inc. is furnishing a press release it issued on October 22, 2003. The press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, INC.

Date: October 23, 2003	By:	/S/ JAMES L. GREEN
James L. Green
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release, dated October 22, 2003.

E-1